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                                                                   Exhibit 10.26

                         2001 PACKAGING HOLDINGS, L.L.C.
                      LONG-TERM INCENTIVE COMPENSATION PLAN
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     1.   Purpose.
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                  The purpose of the Packaging Holdings, L.L.C. Long-Term
Incentive Compensation Plan (the "Plan") is to align the interests of key executives of Packaging Holdings, L.L.C., a Delaware limited liability company (the "Company") with those of the equity holders of the Company; to attract, motivate and retain the best available key executives of the Company; and to reward the performance of such individuals in the performance of their services. The 1,929,000 Incentive Units available to be earned under this Plan are in addition to the 1,071,000 Incentive Units which were Vested and Earned under the Long-Term Incentive Compensation Plan, effective January 1, 1999 (the "Prior Plan").

     2.   Definitions.
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          The following terms, as used herein, shall have the following meanings:

          (a) "Affiliate" shall have the meaning set forth in the LLC Agreement (as hereinafter defined).

          (b) "Award" shall mean the grant of Incentive Units to a Participant under the Plan.

          (c) "Award Base" for the Incentive Units granted under this Agreement shall initially be $1.00 per unit subject to adjustment as herein set forth.

          (d) "Award Agreement" shall mean any written agreement, contract or other instrument or document between the Company and a Participant evidencing an Award; each Award Agreement shall set forth, among other things, the number of Incentive Units granted pursuant thereto and the grant date thereof.

          (e)  "Change in Control" shall mean

                    (i) the acquisition by any individual, entity or group
               (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) beneficial ownership (within the meaning of Rule 13d-3 promulgated under the


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               Exchange Act) of twenty percent (20.0%) or more of the limited liability interests (or equivalent outstanding Equity Securities) of the Company or Packaging Dynamics, L.L.C. ("Packaging Dynamics"); provided, however, for purposes of this definition
                           --------  -------
               the following acquisitions shall not constitute a Change in Control (A) any acquisition directly from the Company by any such individual, entity or group of less than twenty percent (20.0%) of the limited liability interests (or equivalent outstanding Equity Securities) of the Company, (B) any acquisition by the Company, (C) the ownership by the Members existing as of the date hereof of the limited liability interests in the Company existing on the date hereof, or (D) any acquisition by IPMC (as hereinafter defined) that does not result in IPMC owning more than sixty-six and two-thirds percent (66 2/3%) of the limited liability interests (or equivalent outstanding Equity Securities) of the Company; or

                    (ii) Individuals who, as of the date hereof, constitute the Management Committee (or board of directors) of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Management Committee and/or board of directors of the Company; provided, however, that any individual becoming a committee member/director subsequent to the date hereof whose election was approved by a vote of at least a majority of the committee members/directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; or

                    (iii) Consummation of a reorganization, merger or
               consolidation or sale or other disposition of all or substantially all of the assets of the Company or Packaging Dynamics (a "Business Combination"), in each case, unless, following such Business Combination, the beneficial owners of the outstanding common stock and outstanding voting securities of any such company immediately prior to such Business Combination beneficially own, directly or indirectly, at least sixty percent (60%) of the outstanding shares of common stock and the outstanding voting securities of the corporation resulting from such Business Combination; or

                    (iv) Approval by the shareholders of the Company or Packaging Dynamics of a complete liquidation or


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          dissolution.

     (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (g) "Committee" shall mean the members of the Management Committee of the Company on the date hereof.

     (h)  "Company" shall have the meaning set forth in Section 1 hereof.

     (i) "EBITDA" shall mean, for any period, the sum of the amounts for such period, determined on a consolidated basis in accordance with generally accepted accounting principles ("GAAP") of (a) consolidated net income, plus (b) consolidated interest charges and deferred
                      ----
          interest, plus (c) consolidated charges for (or distributions to allow
                    ----
          members to pay) income taxes, plus (d) consolidated depreciation,
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          amortization and other similar non-cash charges, plus (e) any loss
                                                           ----
          from any extraordinary item which is included in consolidated net income, less (f) any gain from any extraordinary item which is
                  ----
          included in consolidated net income, plus or minus, as the case may be
                                               ----    -----
          (g) any charge or credit resulting from the implementation of this Plan or that would be equitable or appropriate in order to effectuate the intent of this Agreement as determined by the Committee in its sole discretion.

     (j)  "Effective Date" shall mean January 1, 2001.

     (k) "Equity Securities" shall have the meaning set forth in the LLC Agreement.

     (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (m) "Fair Market Value" shall mean, with respect to any property, the price at which such property is likely to be solid in an arm's-length transaction between a willing and able buyer and a willing and able seller, based on the then prevailing market conditions. Unless otherwise indicated in this Plan, Fair Market Value shall be reasonably determined in good faith by the unanimous vote of the Management Committee or, if no unanimous vote shall have been obtained, by a nationally or regionally recognized independent investment banking firm or appraisal expert selected by the Management Committee.


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     (n)  "Incentive Unit" shall mean a right granted pursuant to the terms of this Plan and the applicable Award Agreement to receive an amount of cash equal to the Incentive Unit Fair Market Value on the Payment Date.

     (o)  "Incentive Unit Fair Market Value" shall mean the excess (if any) of
          (i) the Fair Market Value of the cash, securities and/or property received by the Company or any Member on the Payment Date over (ii) the Award Base for such Incentive Unit.

     (p) "IPO" shall mean a primary public offering (whether or not underwritten, but excluding any offering pursuant to Form S-8 under the Securities Act or any other registered public offering pertaining to the issuance of securities issuable under any benefit plan) of Equity Securities pursuant to an effective registration statement under the Securities Act that results in twenty percent (20.0%) or more of the Company's or Packaging Dynamics' Equity Securities being publicly held.

     (q) "LLC Agreement" shall mean the Amended and Restated Limited Liability Company Agreement of Packaging Holdings, L.L.C., dated as of July 19, 1999.

     (r)  "Member" shall have the meaning set forth in the LLC Agreement.


     (s) "Participant" shall mean any employee of the Company or Ivex Packaging Corporation ("Ivex") who receives an Award under the Plan.

     (t) "Payment Date" shall mean the closing date of (A) an IPO, (B) any transaction between (x) the Company, Packaging Dynamics or the Members, on one hand, and (y) a third party (which is not an Affiliate of the Company or Packaging Dynamics) on the other hand, pursuant to which one or more Members receive (in exchange for any or all of their limited liability interests (or equivalent Equity Securities) of the Company or Packaging Dynamics, as the case may be) cash, securities and/or other property, (C) any transaction between (x) the Company, Packaging Dynamics or one or more Members, on one hand, and (y) another Member or an Affiliate thereof, pursuant to which a Member or an Affiliate thereof acquires eighty percent (80.0%) or more of the outstanding limited liability interests (or the equivalent outstanding Equity Securities) of the


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          Company or Packaging Dynamics or, (D) any Change Of Control of the
          Company or Packaging Dynamics pursuant to which the Members receive (in exchange for their limited liability interests (or equivalent Equity Securities) of the Company or Packaging Dynamics, as the case may be) cash, securities and/or other property; provided, however, in
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          the event that pursuant to Clauses (B) or (D) hereof such Member(s)
          sell, transfer or otherwise dispose or exchange less than all of their limited liability interests (or equivalent Equity Securities), the Payment Date shall apply only to that portion of the Incentive Units which is equal to the aggregate percentage of the outstanding limited liability interests (or equivalent Equity Securities) being sold, exchanged or otherwise transferred.

     (u) "Permanent Disability" shall mean any disability or incapacity of a Participant that entitles such Participant to be eligible to receive disability payments under the Federal Social Security Act or any of the Company's or Ivex's long-term disability plans as then in effect.

     (v)  "Plan" shall have the meaning set forth in Section 1 hereof.

     3.   Administration.
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          The Plan shall be administered by the Committee. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in connection with the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the number of Incentive Units to be granted to any Participant; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements, consistent with the terms and provisions of the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan, consistent with the terms and provisions of the Plan.

     4.   Eligibility.
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          In the sole discretion of the Committee, Awards may be granted to employees of the Company or Ivex who are in a position to significantly contribute to the creation of equity value of


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the Company. In determining the persons to whom Awards shall be granted and the terms and conditions of such Awards, the Committee shall take into account such factors as the Committee shall deem relevant to accomplishing the purposes of the Plan.

     5.   Incentive Units.
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          The aggregate number of Incentive Units which may be granted under the
Plan is 1,929,000, which, together with the 1,071,000 Incentive Units which were Vested and Earned under the Prior Plan, are intended to represent Eight and One-Fifth percent (8.2%) of the fully diluted outstanding limited liability interests of the Company, which as of the date hereof and for purposes of this Plan consist of 33,628,000 limited interests (not including the 3,000,000 Incentive Units under this Plan and the Prior Plan). Incentive Units which are not allocated on the Effective Date or which are forfeited in accordance with the terms hereof may be allocated to other Participants. Each Award shall be evidenced by an Award Agreement in such form and having such terms and conditions as the Committee shall from time to time approve.

          If the Payment Date shall occur subsequent to any increase or decrease in the outstanding interests of the Company, or a change of such interests into, or an exchange of such interests, in any such case, by reason of reorganization, recapitalization, reclassification, stock split-up, combination, or dividend payable in cash, additional interests or other property, as a result of which cash, limited liability interests (or equivalent Equity Securities) or other property shall be issued in respect of such outstanding interests, the Committee shall make an equitable and appropriate adjustment in the number of Incentive Units to be granted hereunder, to the end that the proportionate interest of the Participants shall be maintained as before the occurrence of any such event.

          (a)  Right of Payment with Respect to Incentive Units. The Company
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shall pay to the Participant on the Payment Date with respect to each Vested and
Earned Incentive Unit, cash in an amount equal to the Incentive Unit Fair Market Value. Upon such payment, the Participant shall have no further rights with respect to such Incentive Unit.

          (b)  Vesting of Incentive Units. Except as otherwise set forth herein,
               --------------------------
the Incentive Units shall become "Vested" at the rate of one-third on each of the following dates: December 31, 2001; December 31, 2002; and December 31, 2003. In addition, (i) upon the occurrence of a Change in Control on or prior to December 31, 2003, all of the Incentive Units shall become Vested, and (ii) upon the sale or transfer by IPMC, Inc. and/or any of its Affiliates (collectively, "IPMC") or Packaging


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Investors, L.P. and/or any of its Affiliates ("PILP") of some or all of IPMC's or PILP's limited liability interests in the Company on or prior to December 31, 2003, each Participant shall automatically become Vested in a percentage of his unVested Incentive Units equal to the percentage of IPMC's or PILP's, as the case may be, interests being sold or otherwise transferred. Also, all Earned but Unvested Incentive Units shall become Vested upon the death or Permanent Disability of a Participant.

          (c)  Earning of Incentive Units. Except as otherwise set forth herein,
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the Incentive Units shall be "Earned" as follows:

               (i) Forty percent (40%) of the Incentive Units shall be deemed Earned on the Effective Date;

               (ii) Twenty percent (20%) of the Incentive Units shall be deemed Earned on each of December 31, 2001, December 31, 2002 and December 31, 2003 if the Company's EBITDA for each of such years equals or exceeds the following "Maximum EBITDA" levels and Ten percent (10%) of the Incentive Units shall be deemed Earned on each of such dates if the Company's EBITDA for each of such years equals or exceeds the following "Minimum EBITDA" levels. The percentage of Incentive Units earned in any year (to the extent greater than 10% and less than 20%) shall be interpolated for EBITDA falling within the Minimum EBITDA/Maximum EBITDA range set forth in the table below. In addition, one-half of all of the Incentive Units which have not been Earned as of December 31, 2003 pursuant to the preceding provisions of this clause (ii) shall be deemed Earned on December 31, 2003 if the Company's cumulative Maximum EBITDA for the three year period ending on December 31, 2003 exceeds $85,700,000.

                  Year Ending          Minimum EBITDA        Maximum EBITDA
                  -----------          --------------        --------------
                      2001             $22,700,000           $25,900,000
                      2002             $24,900,000           $28,500,000
                      2003             $27,700,000           $31,300,000

               Except as otherwise set forth in this Plan, any Incentive Units subject to this clause (ii) which are not Earned as set forth above shall be automatically cancelled.

               (iii) Upon the occurrence of a Change Of Control on or prior to December 31, 2003, all Incentive Units shall become Earned. Upon the sale or transfer by IPMC or PILP of some or all of IPMC's and/or PILP's limited liability interests (or equivalent Equity Securities) in the Company prior to December 31, 2003, a percentage of all unEarned


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     Incentive Units equal to the percentage of the IPMC's and/or PILP's interests (or equivalent Equity Securities) being sold, exchanged or otherwise transferred shall automatically become Earned.

          (d) Termination of Employment. Notwithstanding anything herein to the
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contrary but subject to the terms of any Award Agreement or other agreement with a Participant, if a Participant's employment by the Company or Ivex is terminated for any reason other than death or Disability, any Incentive Units that are not Vested and Earned as of the date of such termination shall be forfeited as of the date of such termination.

          (e) Restrictions. Except as otherwise provided herein, Incentive Units
              ------------
shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by any Participant other than by will or the laws of descent and distribution.

          (f) Income Tax Treatment. All payments made pursuant to the Plan are
              --------------------
made as compensation for services rendered and to be rendered by the Participant to the Company. Any payments made pursuant to the Plan to any Member are intended to be payments described in section 707(c) of the Code and deductible by the Company under section 162(a) of the Code. In the event that payments made to a Participant who is a Member are not treated as payments deductible by the Company pursuant to section 162(a) of the Code, a portion of the Company's gross income shall be allocated to the Participant equal to the amount of such payment.

     6.   General Provisions.
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          (a) Compliance with Legal Requirements. The Plan and the granting of,
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and payments with respect to, Awards, and the other obligations of the Company under the Plan and any Award Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental authority or agency as may be required.

          (b) No Right To Continued Employment or Service. Nothing in this Plan
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or in any Award granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ or service of the Company or Ivex or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company or Ivex to terminate such Participant's employment or service.

          (c) Withholding Taxes. At the time the Company makes any payment
              -----------------
relating to any Incentive Unit, the Company may with


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hold from such payment the full amount of any federal and state withholding or other employment taxes required by any government authority to be withheld or otherwise deducted and paid in respect of such payment.

          (d)  Amendment and Termination of the Plan. The Committee may at any
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time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part. Notwithstanding the foregoing, subject to the other provisions of the Plan and the applicable Award Agreement, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Award theretofore granted under the Plan. If the Plan is terminated, any outstanding Award shall continue to be administered in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.

          (e)  Participant Rights. No Participant shall have any claim to be
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granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants. The Participant shall not have any rights as a Member of the Company with respect to any Incentive Units.

          (f)  Unfunded Status of Awards. The Plan is intended to constitute an
               -------------------------
"unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

          (g)  Governing Law. The Plan and all determinations made and actions
               -------------
taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

          (h)  Effective Date. The Plan shall become effective upon the
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Effective Date.